                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                       December 5, 2002 (December 3, 2002)




                           NATIONAL STEEL CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)



          1-983                                          25-0687210
  (Commission File Number)                    (IRS Employer Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN                 46545-3440
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:      574-273-7000

ITEM 5. FINANCIAL STATEMENTS AND EXHIBITS

National Steel Corporation issued a press release on December 3, 2002 reporting its October 2002 results.

A copy of this press release is attached hereto as Exhibit 99.1.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release dated December 3, 2002.







                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               NATIONAL STEEL CORPORATION

Date:  December 5, 2002                        By: /s/ Kirk A. Sobecki
                                                   ---------------------------
                                                   Kirk A. Sobecki
                                                   Senior Vice President
                                                   and Chief Financial Officer